SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2013
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van").

TABLE OF CONTENTS
		Page

Item 1.01	Entry Into a Material Agreement	1

Item 7.01	Regulation FD Disclosure	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Third Amendment dated September 5, 2013 among GFN, GFNMC, Southern Frac and Wells Fargo Bank, NA to that certain Credit and Security Agreement dated as of October 1, 2012

Exhibit 99.1	General Finance Corporation Revised Investor Presentation Through the Quarter Ended June 30, 2013

i

Item 1.01   Entry Into a Material Definitive Agreement

On September 5, 2013 General Finance Corporation ("GFN"), GFN Manufacturing Corporation ("GFNMC"), Southern Frac, LLC ("Southern Frac") and Wells Fargo Bank, National Association ("Wells Fargo") entered into that certain Third Amendment (the “Third Amendment”) to that certain Credit and Security Agreement dated as of October 1, 2012 (the "Credit Agreement") to amend the Fixed Charge Coverage ratio to waive any prior noncompliance with the Fixed Charge Coverage Ratio of the Credit Agreement for the measurement periods ended May 31, 2013, June 30, 2013 and July 31, 2013 and to amend certain provisions of the Credit Agreement.

The foregoing description of the Third Amendment is qualified in its entirety by the Third Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01   Regulation FD Disclosure

GFN is furnishing the investor presentation attached as Exhibit 99.1 to this Current Report, which it may use from time to time in presentations to investors and other interested parties.  The presentation will also be posted on the Company’s website.

In accordance with general instruction B.2 to Form 8-K, information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Third Amendment dated September 5, 2013 among GFN, GFNMC, Southern Frac and Wells Fargo entered into that certain Credit and Security Agreement dated as of October 1, 2012

99.1	General Finance Corporation Revised Investor Presentation Through the Quarter Ended June 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: September 10, 2013	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Third Amendment dated September 5, 2013 among GFN, GFNMC, Southern Frac and Wells Fargo entered into that certain Credit and Security Agreement dated as of October 1, 2012

99.1	General Finance Corporation Revised Investor Presentation Through the Quarter Ended June 30, 2013

3